SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007 (August 15, 2007)

CCF HOLDING COMPANY

(Exact name of Registrant as Specified in Charter)

Georgia	000-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia 30236

(Address of Principal Executive Offices)

(770) 478-8881

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On August 15, 2007, and effective immediately, the Board of Directors of CCF Holding Company (the “Company”) adopted amendments to the Company’s Bylaws to provide for the interest of each shareholder to be evidenced by uncertificated shares of the Company, which are maintained on the transfer agent’s records, but for which stock certificates have not been issued.

Item 8.01	Other Events

On August 20, 2007, the Company issued a press release announcing that the Board of Directors has approved a share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.3	Amended and Restated Bylaws of CCF Holding Company

Exhibit 99.1	Press release dated August 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCF HOLDING COMPANY

DATE: August 21, 2007	By:	/s/ David B. Turner
David B. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

3.3	Amended and Restated Bylaws of CCF Holding Company

99.1	Press release dated August 20, 2007.